Exhibit 99.1
ZipRecruiter Announces Third Quarter 2022 Results
Quarterly revenue $227.0 million, up 7% y/y
Company raises revenue guidance to $897M - $903M, or 21% YoY Growth
Company raises Adjusted EBITDA guidance to $173M - $179M, or 20% margin
Company announces $200 million increase to share repurchase program authorization
SANTA MONICA, CA, November 9, 2022 – ZipRecruiter®, a leading online employment marketplace, today announced financial results for the quarter ended September 30, 2022. ZipRecruiter’s complete third quarter 2022 results, financial guidance, and management commentary can be found by accessing ZipRecruiter’s shareholder letter on the quarterly results page of the Investor Relations website at investors.ziprecruiter.com.
“ZipRecruiter delivered another strong quarter of growth and profitability in Q3 2022, performing ahead of our expectations. Even amidst a volatile jobs environment we were able to deliver Adjusted EBITDA margin expansion due to the strength of our business model and disciplined investment strategy,” said Ian Siegel, CEO of ZipRecruiter. “ZipRecruiter has proven that we can thrive in a wide range of macroeconomic conditions and we believe we are still in the early stages of our growth. With a robust balance sheet and continued long-term investments in our product and matching technology, we believe we are well positioned to capitalize on a massive market opportunity by serving the needs of both job seekers and employers across all sectors of the US economy,” said Mr. Siegel.
Additionally, the company announced that its Board of Directors has authorized a $200 million increase to its share repurchase program under which ZipRecruiter may repurchase shares of its outstanding common stock.
Conference Call Details
ZipRecruiter will host a conference call today, November 9, at 2:00 p.m. Pacific Time to discuss its financial results. A live webcast of the call can be accessed from

ZipRecruiter’s Investor Relations website at investors.ziprecruiter.com. An archived version will be available on the website two hours after the completion of the call until Wednesday, November 16, 2022. Investors and analysts can participate in the conference call by dialing +1 (888) 440-4199, or +1 (646) 960-0818 for callers outside the United States, and mention the passcode, “ZipRecruiter” or by referencing conference ID "9351892”. To listen to the telephonic replay please dial +1 (800) 770-2030 or +1 (647) 362-9199 for callers outside the United States and enter replay code “9351892”.
Forward-Looking Statements
This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including statements regarding ZipRecruiter’s beliefs regarding the early stages of growth and the market opportunity, and other statements that reflect ZipRecruiter’s current expectations and projections with respect to, among other things, its financial condition, results of operations, plans, objectives, future performance, and business. These statements may be preceded by, followed by or include the words "aim," "anticipate," "believe," "estimate," "expect," "forecast," "intend," "likely," "outlook," "plan," "potential," "project," "projection," "seek," "can," "could," "may," "should," "would," "will," the negatives thereof and other words and terms of similar meaning. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements, including our ability to attract and retain employers and job seekers; our ability to compete with well-established competitors and new entrants; our ability to achieve and/or maintain profitability; our ability to maintain, protect and enhance our brand and intellectual property; our dependence on macroeconomic factors; our ability to maintain and improve the quality of our platform; our dependence on the interoperability of our platform with mobile operating systems that we do not control; our ability to successfully implement our business plan during a global economic downturn caused by the COVID-19 pandemic and the related macroeconomic factors that may impact the demand for our services or have a material adverse impact on our and our business partners’ financial condition and results of operations; our ability and the ability of third parties to protect our users’ personal or other data from a security breach and to comply with laws and regulations relating to consumer data privacy and data protection; our ability to detect errors, defects or disruptions in our platform; our ability to comply with the terms of underlying licenses of open source software components on our platform; our ability to expand into markets outside the United States; our ability to achieve desired operating margins; our compliance with a wide variety of U.S. and international laws and regulations; our reliance on Amazon Web Services; our ability to mitigate payment and fraud risks; our dependence on our senior management and our ability to attract and retain new talent; and the other important factors discussed under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the three months ended June 30, 2022 that we filed with the U.S. Securities and Exchange Commission (“SEC”) and our Quarterly Report on Form 10-Q for the three months ended September 30, 2022 that we will file with the SEC. There is no assurance that any forward-looking statements will materialize. You are cautioned not to place undue reliance on forward-looking statements, which reflect expectations only as of this date. ZipRecruiter does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise.
Non-GAAP Financial Measures
This release includes certain non-GAAP financial measures, including Adjusted EBITDA and Adjusted EBITDA margin.

We define Adjusted EBITDA as our net income (loss) before interest expense, other income (expense), net, income tax expense (benefit) and depreciation and amortization, adjusted to eliminate stock-based compensation expense. Adjusted EBITDA margin represents Adjusted EBITDA as a percentage of revenue for the same period.

Management and our board of directors use these non-GAAP financial measures as supplemental measures of our performance because they assist us in comparing our operating performance on a consistent basis, as they remove the impact of some items not directly resulting from our core operations. We also use these non-GAAP financial measures for planning purposes, including the preparation of our internal annual operating budget and financial projections, to evaluate the performance and effectiveness of our strategic initiatives and to evaluate our capacity for capital expenditures to expand our business.

Adjusted EBITDA and Adjusted EBITDA margin should not be considered in isolation, as an alternative to, or superior to net income (loss), revenue, cash flows or other measures derived in accordance with GAAP. These non-GAAP measures are frequently used by analysts, investors and other interested parties to evaluate companies in our industry. Management believes that the presentation of non-GAAP financial measures is an appropriate measure of operating performance because they eliminate the impact of some expenses that do not relate directly to the performance of our underlying business.

These non-GAAP financial measures should not be construed as an inference that our future results will be unaffected by unusual or other items. Additionally, Adjusted EBITDA and Adjusted EBITDA margin are not intended to be a measure of free cash flow for management’s discretionary use, as they do not reflect our tax payments and certain other cash costs that may recur in the future, including, among other things, cash requirements for costs to replace assets being depreciated and amortized. Management compensates for these limitations by relying on our GAAP results in addition to using Adjusted EBITDA and Adjusted EBITDA margin as supplemental measures of our performance. Our measures of Adjusted EBITDA and Adjusted EBITDA margin used herein are not necessarily comparable to similarly titled captions of other companies due to different methods of calculation.

We are not able to provide a reconciliation of Adjusted EBITDA and Adjusted EBITDA margin for the full fiscal year 2022 to net income and net income margin, the comparable GAAP measures, respectively, because certain items that are excluded from non-GAAP financial measures cannot be reasonably predicted or are not in our control. In particular, we are unable to forecast the timing or magnitude of stock-based compensation or amortization of intangible assets, as applicable, without unreasonable efforts, and these items could significantly impact, either individually or in the aggregate, GAAP measures in the future.

About ZipRecruiter
ZipRecruiter® (www.ziprecruiter.com) is a leading online employment marketplace that actively connects people to their next great opportunity. ZipRecruiter’s powerful matching technology improves the job search experience for job seekers and helps businesses of all sizes find and hire the right candidates quickly. ZipRecruiter has been the #1 rated job search app on iOS & Android for the past five years1 and is rated the #1 employment job site by G2.2

Contacts
Investors:
Alex Wellins
The Blueshirt Group, for ZipRecruiter
ir@ziprecruiter.com

Corporate Communications:
Sallie Oto
VP, Marketing
press@ziprecruiter.com

1 Based on job seeker app ratings, during the period of January 2017 to January 2022 from AppFollow for ZipRecruiter, CareerBuilder, Glassdoor, Indeed, LinkedIn, and Monster.
2 Based on G2 satisfaction ratings as of January 1, 2022.